50146 2/99
PROSPECTUS SUPPLEMENT
dated February 8, 1999 to:
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PUTNAM INTERNATIONAL GROWTH FUND
Prospectuses dated October 30, 1998

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Investment Management, Inc. ("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown:


Manager               Since     Experience
----------            ------    ----------------------------

Omid Kamshad         1996       Employed by Putnam
Managing Director               Management since 1996.
                                Prior to January, 1996,
                                Mr. Kamshad was employed
                                at Lombard Odier International
                                and prior to April, 1995, he was
                                employed at Baring Asset
                                Management Company.

Justin M. Scott      1991       Employed by Putnam
Managing Director               Management since 1988.

Mark  D. Pollard     1999       Employed by Putnam Management
Senior Vice President           since 1990.

Paul C. Warren       1999       Employed by Putnam Management
Senior Vice President           since 1997.  Prior to May, 1997, Mr.
                                Warren was employed at IDS Fund
                                Management, prior to August, 1994,
                                he was employed at Pilgrim Baxter
                                Associates and prior to March, 1994,
                                he was employed at Prudential Asia.